                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM 8-K


                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) June 29, 2001

                       AMERICAN BIOGENETIC SCIENCES, INC.
             (Exact Name Of Registrant As Specified In Its Charter)

                                    Delaware
                 (State or Other Jurisdiction of Incorporation)


                     0-19041                                              11-2655906
             (Commission File Number)                       (I.R.S. Employer Identification No.)

          1375 Akron Street, Copiague, New York                            11726
        (Address of Principal Executive Offices)                         (Zip Code)

                                 (631) 789-2600
              (Registrant's Telephone Number, Including Area Code)

ITEM 2.           ACQUISITION OR DISPOSITION OF ASSETS

         On June 29, 2001, American Biogenetic Sciences, Inc. (the "Company") and its wholly owned subsidiary, Stellar Bio Systems, Inc. ("Stellar"), completed the sale of Stellar's in vitro immunoflourescent antibody slide format assay business and Stellar's mouse serum business (collectively, the "Business") to PanBio InDx Inc. ("PanBio InDx"), a wholly owned subsidiary of PanBio Limited, an Australian company. The Company and Stellar received a purchase price of $1.2 million cash paid at closing and the right to receive up to an additional $540,000 payable quarterly over three years, based on revenues of certain portions of the Business.

         Assets sold in the transaction included rights to specified products; rights under certain contracts and leases; inventory, accounts receivable and intellectual property related to the Business; rights to the name "Stellar"; certain computer hardware and software and other tangible assets and goodwill. PanBio InDx assumed certain liabilities of the Business, including accounts payable.

         The terms of this disposition of assets are more fully described in the Asset Purchase Agreement, dated June 29, 2001, by and among Stellar, the Company, PanBio InDx and PanBio Limited, filed as an exhibit to this Form 8-K.

         In connection with the sale of the assets, the Company entered into a Manufacture and Supply Agreement with PanBio InDx and PanBio Limited, pursuant to which PanBio InDx will manufacture the Company's thrombus precursor protein diagnostic test kit for annual periods that may be terminated on notice given at least 45 days prior to the end of the term.

         The terms of this transaction and the consideration Stellar and the Company received were a result of arm's length negotiations between representatives for Stellar and the Company and representatives of PanBio InDx and PanBio Limited.

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS

                  (a)      FINANCIAL STATEMENTS

                           Not applicable.

                  (b)      PRO FORMA FINANCIAL INFORMATION


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
AMERICAN BIOGENETIC SCIENCES, INC.
PRO FORMA CONSOLIDATED BALANCE SHEET AS OF MARCH 31, 2001

                                                             CONSOLIDATED
BALANCE SHEET                                               MARCH 31, 2001         ADJUSTMENTS            PRO-FORMA
-------------                                                -----------           -----------           -----------
Current Assets
   Cash and cash equivalents                                     396,000             1,200,000    A        1,596,000
   Accounts Receivable                                           273,000              (236,000)   B           37,000
   Inventories                                                   554,000              (252,000)   B          302,000
   Other Current Assets                                           23,000                    --                23,000
                                                             -----------           -----------           -----------
         Total Current Assets                                  1,246,000               712,000             1,958,000
                                                                                                                  --
Property, Plant and Equipment, net                               452,000              (306,000)   B          146,000
Patent Costs                                                   2,005,000                                   2,005,000
Goodwill                                                         579,000              (579,000)   D               --
Other Assets                                                      31,000                                      31,000
                                                             -----------           -----------           -----------
         Total Assets                                          4,313,000              (173,000)            4,140,000
                                                             ===========           ===========           ===========
                                                                                                                  --
Current Liabilities                                                                                               --
   Accounts Payable and Accrued Liabilities                      483,000                33,000   B&C         516,000
   Current Portion of Capital Lease Obligation                    16,000                                      16,000
   Current Portion of Notes Payable                              177,000                                     177,000
                                                             -----------           -----------           -----------
         Total Current Liabilities                               676,000                33,000               709,000
                                                                                                                  --
Capital Lease Obligation                                          71,000                                      71,000
                                                             -----------           -----------           -----------
         Total Liabilities                                       747,000                33,000               780,000
                                                                                                                  --
                                                                                                                  --
Class A Common Stock                                              41,000                                      41,000
Class B Common Stock                                               3,000                                       3,000
Additional paid-in capital                                    72,954,000                                  72,954,000
Deficit Accumulated During the Development Stage             (69,432,000)             (206,000)  E       (69,638,000)
                                                             -----------           -----------           -----------
         Total Stockholder's Equity                            3,566,000              (206,000)            3,360,000
                                                                                                                  --
                                                             -----------           -----------           -----------
         Total Liabilities and Stockholder's Equity            4,313,000              (173,000)            4,140,000
                                                             ===========           ===========           ===========


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
AMERICAN BIOGENETIC SCIENCES, INC.
PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS


                                                                   CONSOLIDATED
INCOME STATEMENT                                                 DECEMBER 31, 2000      ADJUSTMENTS            PRO-FORMA
----------------                                                 -----------------      ------------          -----------
Net Sales                                                           2,288,000            (1,580,000)   F         837,000
                                                                                            129,000    G
Cost of Goods Sold                                                    617,000              (601,000)   F          16,000
                                                                  ------------          ------------          ----------
    Gross Profit                                                    1,671,000              (850,000)             821,000
                                                                                                                      --
Research and Development Expenses                                   1,326,000              (163,000)   F       1,163,000
Selling, General & Administrative Expenses                          4,241,000              (513,000)  C&F      3,728,000
                                                                                                                      --
Other Income, net                                                     121,000                 9,000    F         184,000

                                                                                             54,000    H
                                                                  ------------          ------------          ----------
Net Loss                                                           (3,775,000)             (111,000)          (3,886,000)
Preferred Stock Dividend Related to Warrants                       (2,450,000)                    --          (2,450,000)
                                                                  ------------          ------------          ----------
Net Loss Attributed to Common Stockholder                          (6,225,000)             (111,000)          (6,336,000)
                                                                  ============          ============          ==========

Net Loss per Common Share

     Basic and Diluted Net Loss per share                              ($0.14)                                    ($0.15)

     Basic and Diluted Shares                                      43,475,000                                 43,475,000



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
AMERICAN BIOGENETIC SCIENCES, INC.
PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

                                                       CONSOLIDATED
INCOME STATEMENT                                       MARCH 31, 2001         ADJUSTMENTS            PRO-FORMA
----------------                                       --------------         -----------           -----------
Net Sales                                                   523,000             (467,000)    F           89,000
                                                                                  33,000     G
Cost of Goods Sold                                          192,000             (183,000)    F            9,000
                                                         -----------            ---------           -----------
    Gross Profit                                            331,000             (251,000)                80,000
                                                                                                             --
Research and Development Expenses                           331,000              (32,000)    F          299,000
Selling, General & Administrative Expenses                  901,000              (49,000)   C&F         852,000
                                                                                                             --
Other Income, net                                             8,000                1,000     F
                                                                                  14,000     H           23,000
                                                         -----------            ---------           -----------
Net Loss                                                   (893,000)            (155,000)            (1,048,000)

Net Loss per Common Share

     Basic and Diluted Net Loss per share                    ($0.02)                                     ($0.02)

     Basic and Diluted Shares                            44,089,000                                  44,089,000



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
NOTES TO THE PRO FORMA FINANCIAL STATEMENTS (UNAUDITED)

1. Basis of Presentation

Reference is made to Item 2., of this filing for a description of the transaction for which the following pro forma financial statements are provided.

The unaudited pro forma balance sheet eliminates the assets that were sold and the liabilities assumed as if the disposition had been completed as of March 31, 2001. The pro forma statements of operations for the year ended December 31, 2000 and for the three months ended March 31, 2001 assumed that the Stellar sale occurred at the beginning of the periods presented.

The historical balance sheet used in preparation of the pro forma financial statements has been derived from American Biogenetic Sciences, Inc.'s unaudited financial statements as of March 31, 2001. The historical statement of operations for the year ended December 31, 2000 has been derived from the audited statements of operations for such period. The historical statement of operations for the three months ended March 31, 2001 has been derived from the Company's unaudited financial statements for such period.


2. Unaudited Pro Forma Adjustments

A description of the adjustments included in the unaudited financial statements are as follows:

Balance Sheet

(A)   Amount of cash received in the transaction at closing

(B)   Assets sold to and liabilities assumed by the acquiror

(C)   Accrued transaction cost

(D)   Write off of goodwill

(E)   Reflects the estimated loss on the sale of Stellar

Statement of Operations

(F)   Elimination of Stellar results of operations

(G)   Deferred payment based on a portion of Stellar revenues

(H)   Interest income on cash received from sale



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

                  (c)      EXHIBIT

                           2.1 Asset Purchase Agreement, dated June 29, 2001, by and among Stellar Bio Systems, Inc., American Biogenetic Sciences, Inc., PanBio InDx Inc., and PanBio Limited.***

------------------
*** The Company has requested confidential treatment with respect to portions of this exhibit.




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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                     AMERICAN BIOGENETIC SCIENCES, INC.

Dated:  July 13, 2001

                                     By: /s/ Josef C. Schoell
                                         --------------------------------------
                                         Josef C. Schoell
                                         President, Chief Operating Officer and
                                         Chief Financial Officer





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